Exhibit 99.1

   Clayton Williams Energy Announces First Quarter 2007 Financial Results

    MIDLAND, Texas--(BUSINESS WIRE)--May 8, 2007--Clayton Williams Energy, Inc. (NASDAQ:CWEI) reported a net loss for the first quarter of 2007 of $12.3 million, or $1.09 per share, as compared to net income of $3.4 million, or $.30 per share, for the first quarter of 2006. Cash flow from operations for the first quarter of 2007 was $36.2 million, as compared to $37.5 million during the same period in 2006.

    Oil and gas sales for the first quarter of 2007 totaled $61.2 million compared to $60.2 million for the same quarter in 2006. Of the $1 million increase in oil and gas sales, higher production volumes accounted for a $5.2 million increase which was partially offset by a $4.2 million decrease caused by lower product prices. Gas production increased 25% to 4.3 Bcf, or 48,078 Mcf per day, from 3.5 Bcf, or 38,478 Mcf per day, in the 2006 quarter. Oil production for the first quarter of 2007 remained relatively flat at 543,000 barrels, or 6,033 barrels per day, compared to 555,000 barrels, or 6,167 barrels per day, in the 2006 quarter. The increase in gas production was attributable primarily to recent drilling activity in South Louisiana. Average realized gas prices in the first quarter of 2007 decreased 4% from $7.22 to $6.91 per Mcf in the same quarter of 2006, while oil prices decreased 8% from $60.01 to $55.21 per barrel in the 2006 period. Average realized prices for 2007 and 2006 exclude the effects of any gains or losses realized on commodity hedging transactions since those derivatives were not designated as cash flow hedges and have been reported in the Company's statements of operations as gain/loss on derivatives under applicable accounting standards.

    For the first quarter of 2007, the Company reported a $16.8 million net loss on derivatives, consisting of an $18.8 million non-cash loss to mark the Company's derivative positions to their fair value on March 31, 2007 and a $2 million realized gain on settled contracts. For the same period in 2006, the Company reported a $1.6 million net loss on derivatives, consisting of a $6.5 million non-cash mark-to-market gain and an $8.1 million realized loss on settled contracts.

    Exploration costs related to abandonments and impairments were $11.1 million during the first quarter of 2007, which included $7.2 million in South Louisiana and $3.6 million in Utah. The Company's exploration costs were $12.8 million in the first quarter of 2006.

    Other income/expense for the quarter ended March 31, 2007 includes a $9.2 million loss on inventory due primarily to a write-down of certain surplus equipment to its estimated realizable value. Most of this write-down related to equipment that the Company sold through an auction process in March 2007.

    The Company also reported that it had incurred expenditures for exploration and development activities of $60.6 million during the first three months of 2007 and had increased its estimates for capital expenditures in fiscal 2007 from $170.1 million to $186.2 million.

    The Company will host a conference call to discuss these results and other forward-looking items today, May 8th at 1:30 pm CT (2:30 pm
ET). The dial-in conference number is: 800-901-5213, passcode
59083952. The replay will be available for one week at 888-286-8010, passcode 60616964.

    To access the conference call via Internet webcast, please go to the Investor Relations section of the Company's website at www.claytonwilliams.com and click on "Live Webcast." Following the live webcast, the call will be archived for a period of 90 days on the Company's website.

    Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

    Except for historical information, statements made in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, production variance from expectations, volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

    TABLES AND SUPPLEMENTAL INFORMATION FOLLOW . . .



                    CLAYTON WILLIAMS ENERGY, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
                   (In thousands, except per share)



                                                    Three Months Ended
                                                        March 31,
                                                    ------------------
                                                      2007     2006
                                                    --------- --------
REVENUES
 Oil and gas sales                                   $61,180  $60,181
 Natural gas services                                  2,654    3,196
 Drilling rig services                                 8,417        -
 Gain on sales of property and equipment                 128       17
                                                    --------- --------
       Total revenues                                 72,379   63,394
                                                    --------- --------

COSTS AND EXPENSES
 Production                                           17,278   14,965
 Exploration:
       Abandonments and impairments                   11,105   12,843
       Seismic and other                                 890    3,101
 Natural gas services                                  2,413    2,829
 Drilling rig services                                 4,933        -
 Depreciation, depletion and amortization             15,231   14,710
 Impairment of proved properties                         565        -
 Accretion of abandonment obligations                    618      379
 General and administrative                            3,903    4,067
 Loss on sales of property and equipment                   -       13
                                                    --------- --------
       Total costs and expenses                       56,936   52,907
                                                    --------- --------
       Operating income                               15,443   10,487
                                                    --------- --------

OTHER INCOME (EXPENSE)
 Interest expense                                     (7,629)  (4,339)
 Loss on derivatives                                 (16,849)  (1,572)
 Other                                                (8,488)     618
                                                    --------- --------
       Total other income (expense)                  (32,966)  (5,293)
                                                    --------- --------

Income (loss) before income taxes and minority
 interest                                            (17,523)   5,194

Income tax (expense) benefit                           6,080   (1,818)

Minority interest, net of tax                           (867)       -

                                                    --------- --------
NET INCOME (LOSS)                                   $(12,310)  $3,376
                                                    ========= ========


Net income (loss) per common share:
 Basic                                                $(1.09)   $0.31
                                                    ========= ========
 Diluted                                              $(1.09)   $0.30
                                                    ========= ========

Weighted average common shares outstanding:
 Basic                                                11,290   10,841
                                                    ========= ========
 Diluted                                              11,290   11,351
                                                    ========= ========




                    CLAYTON WILLIAMS ENERGY, INC.
                     CONSOLIDATED BALANCE SHEETS
                             (Unaudited)
                            (In thousands)

                                ASSETS
                                              March 31,   December 31,
                                                2007         2006
                                             ------------ ------------

CURRENT ASSETS
 Cash and cash equivalents                       $10,671      $13,840
 Accounts receivable:
      Oil and gas sales, net                      26,327       23,398
      Joint interest and other, net               17,103       17,810
      Affiliates                                     500        2,436
 Inventory                                        27,053       40,392
 Deferred income taxes                               505          505
 Fair value of derivatives                        13,088       23,729
 Prepaids and other                                3,857        3,888
                                             ------------ ------------
                                                  99,104      125,998
                                             ------------ ------------
PROPERTY AND EQUIPMENT
 Oil and gas properties, successful efforts
  method                                       1,275,920    1,226,761
 Natural gas gathering and processing
  systems                                         18,099       18,068
 Contract drilling equipment                      82,487       66,418
 Other                                            16,032       15,848
                                             ------------ ------------
                                               1,392,538    1,327,095
 Less accumulated depreciation, depletion
  and amortization                              (698,263)    (682,286)
                                             ------------ ------------
      Property and equipment, net                694,275      644,809
                                             ------------ ------------

OTHER ASSETS
 Debt issue costs                                  7,791        8,104
 Fair value of derivatives                           120        1,785
 Other                                            17,780       14,737
                                             ------------ ------------
                                                  25,691       24,626
                                             ------------ ------------

                                                $819,070     $795,433
                                             ============ ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable:
      Trade                                      $73,218      $75,815
      Oil and gas sales                           13,231       14,222
      Affiliates                                   2,924        1,407
 Current maturities of long-term debt             19,688       17,397
 Fair value of derivatives                        38,806       29,722
 Accrued liabilities and other                     6,850       10,503
                                             ------------ ------------
                                                 154,717      149,066
                                             ------------ ------------

NON-CURRENT LIABILITIES
 Long-term debt                                  445,312      413,876
 Deferred income taxes                            28,744       36,409
 Fair value of derivatives                        18,713       21,281
 Other                                            32,842       29,821
                                             ------------ ------------
                                                 525,611      501,387
                                             ------------ ------------

STOCKHOLDERS' EQUITY:
 Preferred stock, par value $.10 per share             -            -
 Common stock, par value $.10 per share            1,135        1,115
 Additional paid-in capital                      120,017      113,965
 Retained earnings                                17,590       29,900
                                             ------------ ------------
                                                 138,742      144,980
                                             ------------ ------------

                                                $819,070     $795,433
                                             ============ ============




                    CLAYTON WILLIAMS ENERGY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)


                                                    Three Months Ended
                                                        March 31,
                                                    ------------------
                                                      2007     2006
                                                    --------- --------


CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                $(12,310)  $3,376
   Adjustments to reconcile net income (loss) to
    cash provided by operating activities:
        Depreciation, depletion and amortization      15,231   14,710
        Impairment of proved properties                  565        -
        Exploration costs                             11,105   12,843
        (Gain) loss on sales of property and
         equipment, net                                 (128)      (4)
        Deferred income taxes                         (6,080)   1,818
        Non-cash employee compensation                   610      605
        Unrealized (gain) loss on derivatives         18,822   (6,505)
        Settlements on derivatives with financing
         elements                                      5,593    7,921
        Amortization of debt issue costs                 309      371
        Accretion of abandonment obligations             618      379
        Minority interest, net of tax                    867        -

   Changes in operating working capital:
        Accounts receivable                             (286)   4,046
        Accounts payable                              (3,703)     867
        Other                                          5,016   (2,891)
                                                    --------- --------
          Net cash provided by operating activities   36,229   37,536
                                                    --------- --------

CASH FLOWS FROM INVESTING ACTIVITIES
      Additions to property and equipment            (55,749) (75,616)
      Additions to equipment of Larclay JV           (19,316)       -
      Proceeds from sales of property and equipment      645       29
      Change in equipment inventory                    3,896     (937)
      Other                                           (2,970)  (6,534)
                                                    --------- --------
          Net cash used in investing activities      (73,494) (83,058)
                                                    --------- --------

CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds from long-term debt                    25,000   56,000
      Proceeds from long-term debt of Larclay JV       8,727        -
      Repayments of other long-term debt                   -       (7)
      Proceeds from sale of common stock               5,962      175
      Settlements on derivatives with financing
       elements                                       (5,593)  (7,921)
                                                    --------- --------
          Net cash provided by financing activities   34,096   48,247
                                                    --------- --------

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                                 (3,169)   2,725

CASH AND CASH EQUIVALENTS
      Beginning of period                             13,840    5,935

                                                    --------- --------
      End of period                                  $10,671   $8,660
                                                    ========= ========




                    Clayton Williams Energy, Inc.
                  Summary Production and Price Data
                             (Unaudited)


                                                       Three Months
                                                           Ended
                                                         March 31,
                                                     -----------------
                                                      2007     2006
                                                     -------- --------

 Average Daily Production:
      Natural Gas (Mcf):
           Permian Basin                              15,389   13,824
           Louisiana                                  22,530    9,466
           Austin Chalk (Trend)                        2,011    3,261
           Cotton Valley Reef Complex                  7,697   11,439
           Other                                         451      488
                                                     -------- --------
               Total                                  48,078   38,478
                                                     ======== ========

      Oil (Bbls):
           Permian Basin                               3,096    3,216
           Louisiana                                   1,201    1,079
           Austin Chalk (Trend)                        1,672    1,828
           Other                                          64       44
                                                     -------- --------
               Total                                   6,033    6,167
                                                     ======== ========

      Natural gas liquids (Bbls):
           Permian Basin                                 199      262
           Austin Chalk (Trend)                          265      258
           Other                                          47       13
                                                     -------- --------
               Total                                     511      533
                                                     ======== ========



 Total Production:
      Natural Gas (MMcf)                               4,327    3,463
      Oil (MBbls)                                        543      555
      Natural gas liquids (MBbls)                         46       48
                                                     -------- --------
      Gas Equivalents (MMcfe)                          7,861    7,081


 Average Realized Prices (a):
      Gas ($/Mcf):                                     $6.91    $7.22
                                                     ======== ========
      Oil ($/Bbl):                                    $55.21   $60.01
                                                     ======== ========
      Natural gas liquids ($/Bbl)                     $33.30   $38.90
                                                     ======== ========

 Gains (Losses) on settled derivative contracts (a):
      ($ in thousands, except per unit)
        Gas:
         Net realized gain (loss)                     $4,509  $(2,178)
         Per unit produced ($/Mcf)                     $1.04   $(0.63)

        Oil:
         Net realized loss                           $(2,559) $(5,895)
         Per unit produced ($/Bbl)                    $(4.71) $(10.62)




                    Clayton Williams Energy, Inc.
                   Summary of Capital Expenditures
                             (Unaudited)


                              Actual           Planned
                           Expenditures     Expenditures   Year 2007
                        Three Months Ended   Year Ending   Percentage
                            3/31/2007        12/31/2007     of Total
                        ------------------- ------------- ------------
                                 (In thousands)

South Louisiana                    $32,200       $58,600           32%
North Louisiana                     14,300        58,300           31%
East Texas Bossier                   2,500        34,100           18%
Permian Basin                        8,300        24,500           13%
Austin Chalk (Trend)                   300         6,000            3%
Utah                                 2,900         3,000            2%
Other                                  100         1,700            1%
                        ------------------- ------------- ------------
                                   $60,600      $186,200          100%
                        =================== ============= ============




                    CLAYTON WILLIAMS ENERGY, INC.
             Notes to tables and supplemental information


(a) Hedging gains (losses) are only included in the determination of the Company's average realized prices if the underlying derivative contracts are designated as cash flow hedges under applicable accounting standards. The Company did not designate any of its 2007 or 2006 derivative contracts as cash flow hedges. This means that the Company's derivatives for 2007 and 2006 have been marked-to-market through its statement of operations as other income/expense instead of through accumulated other comprehensive income on the Company's balance sheet. This also means that all realized gains/losses on these derivatives are reported in other income/loss instead of as a component of oil and gas sales.


    CONTACT: Clayton Williams Energy, Inc., Midland
             Patti Hollums, 432-688-3419
             Director of Investor Relations
             cwei@claytonwilliams.com
             www.claytonwilliams.com
             or
             Mel G. Riggs, 432-688-3431
             Chief Financial Officer